ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
17. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities are as follows:

	December 31, 2017	December 31, 2018	December 31, 2018
	RMB	RMB	US$
			(Note 3)
Staff cost related payables	7,461,738	4,245,967	617,550
Professional services	7,250,470	6,879,775	1,000,622
Utility fee	2,013,127	1,547,898	225,132
Product development services	849,446	892,216	129,767
Funds raised for CrossFire New Mobile Game (see below)	57,499,910	57,499,910	8,363,015
Others	8,625,360	10,225,540	1,487,244
Total	83,700,051	81,291,306	11,823,330

The Group has financed the early phase development of CrossFire New Mobile Game through fund raising from the Inner Mongolia Culture Assets and Equity Exchange. As of December 31, 2018, the Group had raised
RMB57.5 million (US$8.4
million). Under this fund raising arrangement, the Group will share certain percentages of the revenues from CrossFire new mobile game to the investors providing funding to the Group. Due to unforeseen circumstances, the Group is not planning to finance the remaining
RMB100.0 million (US$14.5
million) and due to non-recovery of the advance financing fee, the Group has fully impaired the advance financing fee as of December 31, 2018. In November 2017, the Group entered into an exclusive publishing agreement with a third-party company, pursuant to which this third-party company was granted with an exclusive right to publish the CrossFire New Mobile Game in China and the game is expected to be launched in the second half of 2019.